UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 4, 2020

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Amended Credit Agreement

On May 4, 2020, Bloomin’ Brands, Inc. (the “Company”) and its wholly-owned subsidiary OSI Restaurant Partners, LLC, as co-borrowers, certain lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders, entered into an amendment to its existing credit agreement, dated November 30, 2017 (the “Amendment”).

The Amendment provides relief for the financial covenant to maintain a specified quarterly Total Net Leverage Ratio (“TNLR”). TNLR is the ratio of Consolidated Total Debt (Current portion of long-term debt and Long-term debt, net of cash) to Consolidated EBITDA (earnings before interest, taxes, depreciation and amortization and certain other adjustments as defined in the Amended Credit Agreement). The Amendment waives the TNLR requirement for the remainder of fiscal year 2020 and requires a TNLR based on a seasonally annualized calculation of Consolidated EBITDA not to exceed the following thresholds for the periods indicated:

QUARTERLY PERIOD ENDED	MAXIMUM RATIO
March 28, 2021	5.50	to	1.00
June 27, 2021	5.00	to	1.00
September 26, 2021 and thereafter	4.50	to	1.00

The Amendment also requires the Company to meet minimum monthly liquidity thresholds for the periods indicated (dollars in millions):

REPORTING PERIODS ENDED	MINIMUM MONTHLY LIQUIDITY (1)
May 24, 2020, June 28, 2020 and July 26, 2020	$100
August 23, 2020	$88
September 27, 2020 and October 25, 2020	$70
November 22, 2020	$80
December 27, 2020, January 24, 2021, February 21, 2021 and March 28, 2021	$100
________________

(1)
Minimum monthly liquidity is calculated as unrestricted domestic cash, availability under the revolving credit facility and up to $25.0 million of unrestricted cash held by international subsidiaries. In the event the Company incurs additional indebtedness, the threshold for each period increases to the lesser of $125.0 million or the threshold for each period plus 50% of the net cash proceeds of the additional indebtedness.

Under the Amendment the Company is limited to $100.0 million of aggregate capital expenditures for the next four fiscal quarters through March 28, 2021. The Company is also prohibited from making certain restricted payments, investments or acquisitions until after September 26, 2021, with an exception for investments in the Company’s foreign subsidiaries which are capped at $27.5 million.

Interest rates under the Amendment are 275 and 175 basis points above the Eurocurrency Rate and Base Rate, respectively, and letter of credit fees and fees for the daily unused availability under the revolving credit facility are 2.75% and 0.40%, respectively, subject to reversion to rates under the original credit agreement when the Company is in compliance with the total net leverage ratio covenant for the test period ending September 26, 2021. The Company is also subject to a 0% Eurocurrency floor under the Amendment.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

The information set forth under Item 7.01 below is incorporated into this Item 2.02 by reference. The news release described in Item 7.01 includes certain preliminary information regarding the Company’s results of operations for its first fiscal quarter of 2020.

Item 7.01	Regulation FD Disclosure

On May 5, 2020, the Company issued a press release providing a business update related to COVID-19, including certain preliminary information regarding the Company’s results of operations for its first fiscal quarter of 2020, certain weekly sales results and details on cash utilization and liquidity, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this report, and the exhibit attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any document whether or not filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such document.

Item 8.01	Other Events

Convertible Notes Offering

On May 5, 2020, the Company issued a press release announcing its intention to offer, subject to market and other conditions, $200.0 million aggregate principal amount of convertible senior notes due 2025 (the “notes”) in a private offering only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and the related grant to the initial purchasers of the notes of an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $30.0 million aggregate principal amount of notes in the private placement. In connection with the pricing of the notes, the Company expects to enter into convertible note hedge and warrant transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions.

A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the notes offering, the Company is providing an offering memorandum to potential investors disclosing certain information related to the impacts of COVID-19 on its business and liquidity, recent results and related risk factors. Certain excerpts of this offering memorandum are attached hereto as Exhibit 99.3 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the notes, any shares of the Company’s common stock issuable upon conversion of the notes, or any other securities, nor will there be any sale of the notes or any such shares or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

Update on Liquidity and Management’s Plans

On May 5, 2020, the Company provided an update regarding its liquidity and management’s plans in anticipation of additional financing transactions. Refer to the “Recent Developments” and “Risk Factors” sections of the offering memorandum excerpts attached hereto as Exhibit 99.3.

Prior to entering into the Amendment, the likelihood of continuing to satisfy our financial covenants under our original credit agreement, and the possibility that failure to satisfy those covenants would lead to a default, created significant uncertainty regarding whether we would maintain access to sufficient liquidity to fund our operations. The Amendment allows us to comply with a set of amended financial covenants which have mitigated this uncertainty.

Reliance on SEC Relief from Filing Requirements

The Company makes the following disclosure pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2020 (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020 (the “SEC Order”). The SEC Order provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (COVID-19) pandemic.

The COVID-19 pandemic has had a material and adverse effect on our business operations. Forecasting our operations and financial results has grown increasingly complex due to the various uncertainties presented by the COVID-19 pandemic. In particular, the COVID-19 pandemic has made developing forecasts for, and the accounting of, valuation of goodwill and certain other assets slower and more difficult. In addition, our management has had to devote significant time and attention to the Amendment and bond offering discussed in this Current Report on Form 8-K, which has diverted resources from the preparation of the Quarterly Report on Form 10-Q.

In consideration of the impacts of COVID-19, described above, we will be unable to compile and review certain information required in order to timely file the Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 by May 8, 2020, the original filing deadline of the Quarterly Report, without unreasonable effort or expense. The Company is relying on the SEC Order and is furnishing this Current Report on Form 8-K prior to the original filing deadline of the Quarterly Report. The Company expects to file its Quarterly Report on Form 10-Q no later than 45 days after May 8, 2020.

The Company hereby updates the risk factors contained in its filings to include a risk factor related to the impact of COVID-19 included within the “Risk Factors” section of the offering memorandum excerpts attached hereto as Exhibit 99.3.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the offering of the notes, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the convertible note hedge and warrant transactions. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “on track,” “feels,” “forecasts,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting the Company will be those that it has anticipated. These risks and uncertainties include, but are not limited to, market conditions, including market interest rates and the trading price and volatility of the Company’s common stock, and risks relating to the Company’s business, including: the effects of the COVID-19 pandemic and uncertainties about its depth and duration, as well as the impacts to economic conditions and consumer behavior, including, among others: the inability of workers, including delivery drivers, to work due to illness, quarantine, or government mandates, temporary restaurant closures due to reduced workforces or government mandates, the unemployment rate, the extent, availability and effectiveness of any COVID-19 stimulus packages or loan programs, the ability of our franchisees to operate their restaurants during the pandemic and pay royalties, trends in consumer behavior and spending during and after the end of the pandemic, and the Company’s ability to manage expenses and generate sufficient cash flow to fund operations; our ability to achieve any cost savings targeted through our strategic review; consumer reaction to public health and food safety issues; competition; increases in labor costs; government actions and policies; increases in unemployment rates and taxes; local, regional, national and international economic conditions; consumer confidence and spending patterns; price and availability of commodities; the effects of changes in tax laws; challenges associated with our remodeling, relocation and expansion plans; interruption or breach of our systems or loss of consumer or employee information; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; our ability to preserve the value of and grow our brands; the seasonality of the Company’ business; weather, acts of God and other disasters; changes in patterns of consumer traffic, consumer tastes and dietary habits; the cost and availability of credit; interest rate changes; compliance with debt covenants and the Company’s ability to make debt payments and planned investments; and other risks described in periodic reports that the Company files from time to time with the SEC. The Company may not consummate the proposed offering described in this Current Report on Form 8-K and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds.

For additional information on these and other factors that could affect the Company’s actual results, see the risk factors set forth in the Company’s filings with the SEC, including the most recent Annual Report on Form 10-K filed with the SEC on February 26, 2020 and as updated pursuant to this Current Report on Form 8-K. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation. Forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Credit Agreement
99.1	Press Release of Bloomin’ Brands, Inc. dated May 5, 2020 (regarding business update)
99.2	Press Release of Bloomin’ Brands, Inc. dated May 5, 2020 (regarding launch of notes offering)
99.3	Excerpts from the Preliminary Offering Memorandum dated May 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	May 5, 2020	By:	/s/ Christopher Meyer
Christopher Meyer
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)